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                                                                   EXHIBIT 10.26

                  AMENDMENT TO THE GEM(TM) SERVICES AGREEMENT
                                    BETWEEN
                                 DIADEXUS, LLC
                                      AND
                          INCYTE PHARMACEUTICALS, INC.

               This amendment ("Amendment") to the GEM(TM) Services Agreement ("Agreement") is made this 27th day of September, 1999 (the "Effective Date"), by and between diaDexus, LLC, ("diaDexus") a Delaware limited liability company having its principal place of business at 3303 Octavius Drive, Santa Clara, CA 95054 and Incyte Pharmaceuticals Inc., ("Incyte"), a Delaware corporation having its principal place of business at 3174 Porter Drive, Palo Alto, CA 94304.

                                   BACKGROUND

          A. diaDexus and Incyte entered into a GEM(TM) Services Agreement having an effective date of November 1, 1998.

          B. Now both diaDexus and Incyte wish to modify that Agreement with regard to the pricing of GEM(TM)s and indemnification section as follows for the benefit of both parties.

               NOW, THEREFORE, upon execution of this Amendment by both parties, it is agreed to amend the Agreement as follows:

1. In Article 2 (Business Terms) Section 2.5 is deleted in its entirety and replaced with the following:

     2.5 Standard GEM(TM) Arrays will be invoiced to Customer at seventy percent (70%) of the costs listed in Exhibit A once they are ready at Customer's request for performance of GEM(TM) Expression Services. The remaining thirty percent (30%) of the amount listed in Exhibit A, will be due and payable by diaDexus within thirty (30) days after delivery of GEM(TM) Expression Data as provided for in Article 4 (Reporting of GEM(TM) Expression Data). Upon Customer's delivery to Incyte of a purchase order for Standard GEM Arrays pursuant to this Agreement, the order for the number of Standard GEM Arrays identified in the purchase order shall be noncancellable and binding on Customer, which shall be obligated to purchase the Standard GEM Arrays identified in the purchase order.

2.   In Section 10 (Warranty, Disclaimer, Limitation of Liability),

     Section 10.2, line 11, insert "and 10.5" after the occurrence of -- 10.4",

     new section 10.5 is added as follows:

     10.5 Incyte shall defend, indemnify, and hold harmless Customer from any and all damages, costs and expenses at its own expense any action against customer brought by a Third Party to the extent that the action is based upon a claim that the performance of GEM(TM) Services infringes any U.S. patent or misappropriates any trade secret recognized under U.S. law, and Incyte shall pay those expenses, costs and damages finally awarded against Customer in any such action, or agreed to in a monetary settlement of such action, that are specifically attributable to such claim. The foregoing obligations are conditioned on Customer notifying Incyte promptly in writing of such action, Customer giving Incyte sole control of the defense thereof and any related settlement negotiations, and Customer cooperating and, at Incyte's request and expense, assisting in the defense thereof. If the performance of GEM(TM) Services becomes, or in Incyte's opinion is likely to become, the subject of an infringement or misappropriation claim, Incyte may, at its opinion and expense, either (a) procure the right to continue performing or having GEM(TM) Services performed for Customer, (b) modify the GEM(TM) Services so that they become non-infringing and remain functionally equivalent in terms of speed, cost, quality


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      and result. Notwithstanding the foregoing, Incyte will have no obligation with respect to any infringement or misappropriation claim based upon acts performed by Customer outside the control of Incyte. THE FOREGOING STATES INCYTE'S ENTIRE LIABILITY FOR US PATENT INFRINGEMENT AND MISAPPROPRIATION CLAIMS AND ACTIONS RELATING TO GEM SERVICES.

3. In Exhibit A (GEM(TM) Services Summary) of the Agreement, Section 3 (GEM(TM) Preparation and Expression Services), the Maximum Number of GEM(TM) Arrays is deleted.

4. In Exhibit A (GEM(TM) Services Summary) of the Agreement, Section 4 (Standard GEM(TM) Array Pricing), the prices for each of the GEM(TM)s mentioned in that Section 4 are all deleted (six instances) and replaced with the pricing of Three Thousand Dollars ($3,000) each.

5. In Exhibit C (Purchase Order) of the Agreement, Section 1 (Standard GEM(TM) Array), the prices for each of the GEM(TM)s mentioned in that
      Section 1 are all deleted (six instances) and replaced with the pricing of Three Thousand Dollars ($3,000) each.

6. All other provisions of the Agreement(s) between diaDexus and Incyte shall remain in full force and effect.

                                ****************

             IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers on the date written below.

INCYTE PHARMACEUTICALS, INC.           DIADEXUS, LLC

By: /s/ LEE BENDEKGEY                         By:
    ------------------------                      ------------------------
          (signature)                                   (signature)

Name: Lee Bendekgey                           Name:
      ----------------------                        ----------------------
                                                        (please print)

Title: CFO                                    Title:
       ---------------------                         ---------------------

Date: 9/30/99                                 Date:
      ----------------------                        ----------------------


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      and result. Notwithstanding the foregoing, Incyte will have no obligation with respect to any infringement or misappropriation claim based upon acts performed by Customer outside the control of Incyte. THE FOREGOING STATES INCYTE'S ENTIRE LIABILITY FOR US PATENT INFRINGEMENT AND MISAPPROPRIATION CLAIMS AND ACTIONS RELATING TO GEM SERVICES.

3. In Exhibit A (GEM(TM) Services Summary) of the Agreement, Section 3 (GEM(TM) Preparation and Expression Services), the Maximum Number of GEM(TM) Arrays is deleted.

4. In Exhibit A (GEM(TM) Services Summary) of the Agreement, Section 4 (Standard GEM(TM) Array Pricing), the prices for each of the GEM(TM)s mentioned in that Section 4 are all deleted (six instances) and replaced with the pricing of Three Thousand Dollars ($3,000) each.

5. In Exhibit C (Purchase Order) of the Agreement, Section 1 (Standard GEM(TM) Array), the prices for each of the GEM(TM)s mentioned in that
      Section 1 are all deleted (six instances) and replaced with the pricing of Three Thousand Dollars ($3,000) each.

6. All other provisions of the Agreement(s) between diaDexus and Incyte shall remain in full force and effect.

                                ****************

             IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers on the date written below.

INCYTE PHARMACEUTICALS, INC.           DIADEXUS, LLC

By:                                           By: /s/ P. PLEWMAN
    ------------------------                      ------------------------
          (signature)                                   (signature)

Name: Roy A. Whitfield                        Name: T.P.B. PLEWMAN
      ----------------------                        ----------------------
                                                        (please print)

Title: CEO                                    Title: COO
       ---------------------                         ---------------------

Date:                                         Date: 9/30/99
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